Income taxes expenses	12 Months Ended
Dec. 31, 2024
Income Taxes Expenses [Abstract]
Income taxes expenses	Income taxes expenses
As an entity headquartered in the Cayman Islands, the Company is subject to a tax neutral regime whereas subsidiaries of the Group headquartered in Brazil, Colombia, Chile, the United Kingdom, the United States of America, and Hong Kong are subject to income taxes as set out by local tax laws.

Reconciliation of income tax	2024	2023	2022

Income before income taxes	85,993	117,999	102,453

Impact of difference in tax rates of foreign subsidiaries	(10,006)	2,681	(8,715)
Permanent differences	(300)	135	366
Total income taxes (a)	(10,306)	2,816	(8,349)
Current (b)	(12,358)	(10,500)	(6,784)
Effective tax rate current	(14.37%)	(8.90%)	(6.62%)
Deferred	2,052	13,316	(1,565)
Effective tax rate - total	(11.98)%	(2.39)%	8.15%

(a)No amounts related to income taxes have been recognized directly in equity.
(b)Nexus contributed and US$0.5 million to current tax expenses for the year ended December 31, 2024. Furthermore, Patria Asset Management was acquired on November 1, 2023, with a US$ 2.2 million impact on current income tax during the year ended December 31, 2024, compared to US$ 0.3 million on December 31, 2023.
International Tax Reform – Pillar Two
The International Tax Reform - Pillar Two Model Rules, also referred to as the “Global Anti-Base Erosion” or “GloBE” Rules, was released by the Organization for Economic Co-operation and Development (OECD) on December 20, 2021. Delegates from all Inclusive Framework (IF) member jurisdictions developed the rules, and over 135 jurisdictions agreed to update the international tax system, considering it was no longer fit for purpose in a globalized and digitalized economy.
Pillar Two Rules aim to ensure that large multinational enterprises with consolidated revenues of EUR 750 million or more in at least two of the last four years pay a minimum effective corporate tax rate of 15% on income arising in each jurisdiction with revenue-generating activities. The means by which GloBE must be incorporated into domestic law is determined by each implementing jurisdiction.
For the year ending December 31, 2024, the Group has not incurred any top-up tax, considering it did not meet the requirements to be classified as a large multinational enterprise. The global revenues accounted for under IFRS have not exceeded EUR 750 million in at least two of the last four years, and the Group also does not expect to exceed the mentioned threshold in the 2025 financial year.
It is important to mention that the Group operates in multiple jurisdictions (Uruguay, Brazil, Cayman Islands, Chile, Colombia, Argentina, Hong Kong, the United States of America, and the United Kingdom), and the application of the Pillar Two rules requires jurisdictions to enact legislation to apply the Pillar Two rules. The Group continues to monitor the development of the discussions, and as of December 31, 2024, the status of the enactment of local legislation was as follows:
•Cayman Islands, Chile, Colombia, USA, Argentina, and Uruguay:
◦No public announcements
•Brazil
◦On 27 December 2024, Law No. 15,079/24 was approved, which establishes in Brazil the global minimum tax of Pillar Two of the Organization for Economic Cooperation and Development (OECD). The referred law establishes an effective minimum tax of 15% on the profits of multinational groups, with consolidated annual revenues exceeding EUR750 million through an additional Social Contribution on Net Income (“CSLL”). The new rules aim to ensure that the additional CSLL qualifies as Qualified Minimum Domestic Complementary Tax (“QDMTT”) which guarantees Brazil priority in taxing excess profits calculated by Brazilian entities and in offsetting tax levied abroad.
•Hong Kong:
◦The Inland Revenue (Amendment) “Minimum Tax for Multinational Enterprise Groups” Bill 2024 (“Bill”) was officially published on 27 December 2024 to implement the GloBE rules, which comprises the income inclusion rule (“IIR”) and undertaxed profits rule (“UTPR”), as well as the Hong Kong minimum top-up tax (“HKMTT”). The bill was introduced into the Legislative Council for first reading on 8 January 2025. Subject to the passage of the Bill, IIR and HKMTT will apply to a fiscal year beginning on or after 1 January 2025, while the UTPR will take effect from a date to be specified by notice published.
•United Kingdom:
    October 30, 2024, Autumn Budget 2024 was delivered, which includes the following measures relating to the UK Pillar Two global minimum tax rules:
◦The government will implement the undertaxed profits rule (UTPR) in the Finance Bill 2024-2025 for accounting periods beginning on or after December 31, 2024.
◦Various technical amendments to the existing UK multinational and domestic top-up tax legislation will also be included in Finance Bill 2024-2025 to incorporate latest international updates and inputs from stakeholder consultation, with most of these applying for accounting periods beginning on or after December 31, 2024, but some effective for accounting periods beginning on or after December 31, 2023.
◦The government confirmed its intention to implement anti-arbitrage rules in respect of the transitional country-by-country (CbC) reporting safe harbors effective from March 14, 2024.
It is unclear (a) if the Pillar Two model rules create additional temporary differences, requiring the Company to remeasure deferred taxes for the Pillar Two model rules, and (b) which tax rate to use to measure deferred taxes. In response to this uncertainty, on May 23, 2023, and June 27, 2023, respectively, the IASB and AASB issued amendments to IAS 12 ‘Income taxes’ introducing a mandatory temporary exception to the requirements of IAS 12 under which a company does not recognize or disclose information about deferred tax assets and liabilities related to the proposed OECD Pillar Two model rules. To compensate for the potential loss of information resulting from the mandatory deferred tax accounting relief, companies are required to provide specific disclosures about Pillar Two taxes in their financial statements. However, considering that the Group does not meet the requirements to be regarded as a large multinational enterprise, no further recognition or disclosure assessment was performed for December 31, 2024.
Transfer pricing and related tax considerations
All the jurisdictions in which the Group operate have enacted rules on transfer pricing that require intragroup transactions to be conducted on arm’s-length terms. Brazil did not comprehensively adopt the arm’s length terms until December 28, 2022, when Provisional Measure No. 1,152/2022, later converted into Law No. 14,596/2023, was enacted to adapt the Brazilian transfer pricing rules to fully adopt the arm’s length standard. These provisions became effective as of January 2024 and adopted by the Group.
The Group regularly obtains advice regarding, inter alia, transfer pricing from external tax advisors to ensure that transactions conducted between and among subsidiaries, including, but not limited to, provision of marketing, investor relations, investment advisory and business support services, are made on a commercial basis and consistent with the arm’s length principle as set forth under the Transfer Pricing Guidelines for Multinational Enterprises and Tax Administrations issued by the Organization for Economic Co-Operation and Development (the “OECD Guidelines”), as well as local legislation of the entities involved in the controlled transactions.